UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

_______

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2008

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.        Financial Statements and Exhibits

(d)     Exhibits

The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

8.1
Tax Opinion of Davis Polk & Wardwell relating to Notes Linked to 7.125% (equivalent to 14.25% per annum) Upside Auto Callable Reverse Exchangeable Notes due September 30, 2008 Linked to the Common Stock of Deere & Company

8.2	Tax Opinion of Davis Polk & Wardwell relating to the Least Performing Common Stock of General Electric Company, Microsoft Corporation and Altria Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Neila B. Radin

	Name:	Neila B. Radin
	Title:	Senior Vice President

Dated: March 27, 2008

EXHIBIT INDEX

Exhibit Number	Description
8.1
Tax Opinion of Davis Polk & Wardwell relating to Notes Linked to 7.125% (equivalent to 14.25% per annum) Upside Auto Callable Reverse Exchangeable Notes due September 30, 2008 Linked to the Common Stock of Deere & Company

8.2	Tax Opinion of Davis Polk & Wardwell relating to the Least Performing Common Stock of General Electric Company, Microsoft Corporation and Altria Group, Inc.